EXHIBIT  99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

IN CONNECTION WITH THE QUARTERLY REPORT OF DATIGEN.COM, INC. (THE "COMPANY") ON FORM 10-QSB FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, JOSEPH
F. OLLIVIER, CHIEF EXECUTIVE OFFICER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO SS. 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

(1)     THE  REPORT  FULLY  COMPLIES  WITH  THE REQUIREMENTS OF SECTION 13(A) OR
15(D)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934;  AND

(2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.


DATE:  JULY  23,  2003                           BY:  /S/  JOSEPH  F.  OLLIVIER,
                                                    ----------------------------
                                       CHIEF  EXECUTIVE  AND  FINANCIAL  OFFICER